UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2010 (June 21, 2010)

Bohai Pharmaceuticals Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-0588402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd. No. 9 Daxin Road, Zhifu District Yantai, Shandong Province, China 264000
(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(535)-685-7928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 21, 2010, the Board of Directors, consisting of Mr. Hongwei Qu (the “Board”), of Bohai Pharmaceuticals Group, Inc. (the “Company”), after consultation with Company management and the Company’s independent registered public accounting firm, Parker Randall CF (H.K.) CPA Limited (“Parker Randall”), determined that the previously filed unaudited financial statements of the Company for the three- and nine-month periods ended March 31, 2010 contained in the Company’s Quarterly Report on Form 10-Q, filed originally with the United States Securities and Exchange Commission (the “SEC”) on May 17, 2010 (the “March 2010 10-Q”) should not be relied upon.

The Company’s determination that the aforementioned financial statements should not be relied upon resulted from an evaluation of written comments (the “SEC Comments”) made by the staff of the SEC (the “Staff”) in connection with the SEC’s review of the Company’s pending Registration Statement on Form S-1 (File No. 333-165149) (the “Registration Statement”) and the SEC’s review of the Company’s financial statements contained therein.

In the SEC Comments, the Staff raised questions regarding whether: (i) the Company’s outstanding common stock purchase warrants (including placement agent warrants), issued January 5, 2010, to purchase up to an aggregate of 6,600,000 shares of Company common stock (the “Warrants”) should be classified as a liability and (ii) the Company’s convertible notes, issued January 5, 2010 (the “Notes”) and the Warrants should be measured at fair value through earnings each period until such time as the Notes are converted or expired.  On June 9, 2010, the Company advised Parker Randall of the SEC Comments.  After the Company’s review of relevant accounting standards, and following discussions between the Company, the Company’s advisors and Parker Randall, Parker Randall concurred that the Company’s previously-issued financial statements included in March 2010 10-Q should be restated to account for the Warrants as a liability and measure both the Notes and Warrants at fair value.  The table below reflects the resulting changes to such financial statements:

Statement of Income Data:	Three Months	Nine Months
	Ended	Ended
	March 31, 2010	March 31, 2010

Net income, as previously reported	$883,293	$5,493,328

Change in fair value of convertible notes, restated	(600,000)	(600,000)
Change in fair value of warrants, restated	(85,800)	(85,800)

Net income, restated	$197,493	$4,807,528

Balance Sheet Data:	March 31, 2010	June 30, 2009

Total assets, as previously reported	$60,264,959	$53,805,009

Total liabilities, as previously reported	20,417,541	20,248,229

Convertible notes liabilities, restated	600,000	—
Warrant liabilities, restated	85,800	—

Total liabilities, restated	21,103,341	20,248,229

Shareholders’ equity, as previously reported	39,847,418	33,556,780

Net (loss) adjustment, restated	(685,800)	—

Shareholders’ equity, restated	$39,161,618	$33,556,780

Cash Flow data:	Three Months	Nine Months
	Ended	Ended
	March 31, 2010	March 31, 2010

Net cash (used) provided by operating activities, as previously stated	$(2,711,889)	$3,881,790

Net (loss) adjustment, restated	(685,800)	(685,800)

Change in fair value of derivatives, restated	685,800	685,800

Net cash (used) provided by operating activities, restated	$(2,711,889)	$3,881,790

Accounting standard ASC 815-40-15 (EITF 07-05) of the Financial Accounting Standards Board determines whether an instrument (or embedded feature) is indexed to an entity’s own stock.  This accounting standard specifies that a contract which would otherwise meet the definition of a derivative but is both (a) indexed to the Company's own stock and (b) classified as stockholders’ equity in the statement of financial position would not be considered a derivative financial instrument.  This accounting standard provides a two-step model to be applied in determining whether a financial instrument or an embedded feature is indexed to an issuer's own stock and thus able to qualify for the scope exception.

As such, the Warrants, previously treated as equity pursuant to the derivative treatment exemption, are no longer afforded equity treatment because the Warrants have a “weighted average” downward ratchet provision on the exercise price.  As a result, the Warrants are not considered indexed to the Company’s own stock, and, as such, all future changes in the fair value of these Warrants will be recognized as earnings until such time as the Warrants are exercised or expired.

Also, the embedded conversion option in the Note should be separately accounted for as a derivative and measured at fair value through earnings each period until such time as the Notes are converted or expired because the Notes also have a “weighted average” downward ratchet provision on the conversion price.

Because the Notes and Warrants require liability classification and fair value measurements, accounting for the differences on fair value measurement each period will be immediately charged separately to earnings as of January 5, 2010, the date the Notes were issued, and the Notes and Warrants will be recorded separately as a liability at their fair values.

Because the Company will be restating its financial statements in the March 2010 10-Q to measure the fair values of the Notes and Warrants, the Company’s filing this Current Report on Form 8-K disclosing that its financial statements set forth in the March 2010 10-Q should no longer be relied upon, and that restated financial statements to be presented in an Form 10-Q/A will be filed with SEC as soon as possible.

The Company’s executive officers discussed with Parker Randall the matters disclosed in this Item 4.02 of Form 8-K and the Company has provided a copy of this disclosure to Parker Randall.  The Company’s executive officers and the Board are assessing the effect of the pending restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibits hereto and the statements of representatives and partners of Bohai Pharmaceuticals Group, Inc. (the “Company”) related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve significant risks and uncertainties.  Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects”, “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions.  These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results, including, without limitation, those relating to the Company’s financial statements, may differ significantly from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2010	Bohai Pharmaceuticals Group, Inc.

	By:	/s/ Hongwei Qu
		Name:	Hongwei Qu
		Title:	President and Chief Executive Officer